UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 31, 2006

                        Global Media Group Holdings, Inc.
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             (Exact name of registrant as specified in its charter)


           Delaware                  0-32721                88-0492265
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(State or other jurisdiction       (Commission            (IRS Employer
      of incorporation)            File Number)         Identification No.)


             2102 Business Center Drive, Suite 130, Irvine CA 92612
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (949) 253-4675


                   Matrix Concepts, Inc., a Nevada corporation
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
           Year

On March 31, 2006, Matrix Concepts, Inc., a Nevada corporation ("Matrix"), and Global Media Group Holdings, Inc., a Delaware corporation ("GMGH") entered an Agreement and Plan of Merger (the "Merger Agreement") to implement the actions of the Matrix stockholders taken by majority written consent without out a meeting on March 3, 2006. On April 3, 2006, the Certificate of Merger was filed with the Secretary of State of the State of Delaware. The effect of the Merger Agreement was that:

1.      The corporation changed its corporate domicile to Delaware;

2.      The corporation changed its name to Global Media Group Holdings, Inc.;

3. Upon filing the Certificate of Merger with the Secretary of State of the State of Delaware, each issued and outstanding share of common or preferred stock of Matrix was automatically exchanged for one (1) new share of common or preferred stock, respectively, of GMGH; and

4. David Kol became sole director of GMGH and the President, Treasurer and Secretary of GMGH.

Item 9.01 Financial Statements and Exhibits

Exhibit No.   Description
-----------   -----------

3.1           Certificate of Incorporation of Global Media Group Holdings, Inc.
3.2           Bylaws of Global Media Group Holdings, Inc.
3.3 Certificate of Merger between Matrix Concepts, Inc. and Global Media Group Holdings, Inc.
4.1 Certificate of Designations, Preferences, and Rights of the Series A Convertible Preferred Stock of Global Media Group Holdings, Inc.
10.1 Agreement and Plan of Merger between Matrix Concepts, Inc. and Global Media Group Holdings, Inc.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               Global Media Group Holdings, Inc.



Date: April 4, 2006                            /s/ David Kol
                                               -------------
                                               David Kol, President



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EXHIBIT INDEX

Exhibit No.   Description
-----------   -----------

3.1           Certificate of Incorporation of Global Media Group Holdings, Inc.
3.2           Bylaws of Global Media Group Holdings, Inc.
3.3 Certificate of Merger between Matrix Concepts, Inc. and Global Media Group Holdings, Inc.
4.1 Certificate of Designations, Preferences, and Rights of the Series A Convertible Preferred Stock of Global Media Group Holdings, Inc.
10.1 Agreement and Plan of Merger between Matrix Concepts, Inc. and Global Media Group Holdings, Inc.











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